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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 29, 2010
                                ----------------


                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

      Indiana                             0-25023                35-2056949
      -------                             ---------              ----------
(State or other jurisdiction of          (Commission            (IRS Employer
         incorporation)                  File Number)        Identification No.)

      220 Federal Drive N.W., Corydon, Indiana                    47112
      ----------------------------------------                    -----
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (812) 738-2198
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

      On January 29, 2010, First Capital, Inc., the holding company for First Harrison Bank, announced its financial results for the quarter and year ended December 31, 2009. The press release announcing financial results for the quarter and year ended December 31, 2009 is included as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Shell Company Transactions: Not applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated January 29, 2010


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST CAPITAL, INC.


Dated: January 29, 2010                 By: /s/ M. Chris Frederick
                                            -----------------------------------
                                             M. Chris Frederick
                                             Senior Vice President and Chief
                                               Financial Officer